Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.22AD

TWENTY-NINTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWENTY-NINTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). Upon execution by both parties, this Amendment shall be effective January 28, 2017 (“Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Customer has requested, and CSG agrees to provide, a solution to support statement composition services Customer is receiving from Customer’s chosen third party service provider.  As a result, CSG and Customer agree to the following as of the Effective Date:

1.    As of the Amendment Effective Date, Schedule F, Fees, Section III., Direct Solutions (print and mail), Subsection I, titled “AESP Statement processing” is hereby amended to delete Note 4 of Subsection E, titled “Statement Composition Fee (per statement print suppressed) (Note 4)” in its entirety and replace with the following:

Note 4: The Statement Composition fee serves two purposes as further defined below:

i.For Subscriber statements composed by CSG, the fee is assessed for Subscriber statements that have been composed where ******** ******** *** **** **********. This *********** is an ****** at the ********** ***** where Customer may choose to ******** **** **** ******** of the *********. CSG will only charge Customer for statements composed where printing is ********** for Customer’s ********* ***********. CSG shall *** ****** such **** for ********** ******** where ******** is ********** for *** ******** *********** that are *** ********* ***********. For clarity, the actual volume to be billed ******* will be the ********** between ********** total ********* *********** less the total ****** of ******* **********.

ii.For Subscriber statements where composition is to be performed by Customer’s chosen third party vendor, and whereby CSG is providing an XML data feed to third party vendor, the fee is assessed for each Connected Subscriber where statement data has been included in the XML file.

2.    As of the Amendment Effective Date, Schedule F, Fees, Section III., Direct Solutions (print and mail), shall be modified by adding a new subsection IX, entitled “Third Party Statement Composition Solution Fees” as follow:

Description of Item/Unit of Measure	Frequency
IX. Third Party Statement Composition Solution Fees (Note 29)
1.Support and Maintenance Fee for the Initial Support Period (Note 30)	********
2.Support and Maintenance Fee beyond the Initial Support Period (Note 31)	TBD
3.Implementation Fees (Note 32)	********

Note 29: CSG will provide Customer with a support and maintenance solution (the “Third Party Statement Composition Solution”) for purposes of supporting the statement composition services being provided to Customer by a ***** *****. Customer has chosen ********** ******* as its initial vendor to provide statement composition services to Customer.

Note 30: For an initial period beginning ******* *** **** and ending ******** *** **** (“Initial Support Period”), Customer agrees to pay CSG for the Third Party Statement Composition Solution as set forth in mutually agreed upon Statements of Work entered into between CSG and Customer (CSG doc. #4113885 for the Atlanta market, #4114739 for the Central region and #4114740 for the Northeast and West regions) (collectively, the “SOWs”).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 31: To the extent Customer desires CSG to continue to providing the Third Party Statement Composition Solution beyond the Initial Support Period, CSG and Customer shall enter into a mutually agreed upon amendment to the Agreement addressing the terms and conditions including the associated fees upon which CSG will continue to provide the Third Party Statement Composition Solution to Customer (“Subsequent Amendment”).  Absent CSG and Customer entering into the Subsequent Amendment, CSG shall not be obligated to provide the Third Party Statement Composition Solution to Customer beyond the Initial Support Period.

Note 32: All implementation fees for the Third Party Statement Composition Solution are set forth in the SOWs (as defined in Note 30 above).

3.

As of the Amendment Effective Date, Schedule L, Performance Standards and Remedies, subsection a. Performance Standards (i) through (xiii), subsection (xii) Statement Mailing, (1), shall be deleted in its entirety and replaced with the following:

(xii) Statement Mailing

(1)	Subscriber Statement mailings (as defined in Exhibit C-2), shall be completed and mailed as follows:
a.

Subscriber statements, composed by CSG, shall be completed and mailed *** ******* ******* (***%) of the time within ***** (*) ******** **** following cycle completion, measured on a ******* basis.  For the purposes of this Section, a ******** *** is ****** through ******** excluding national holidays.  For purposes of this subsection, the term “national holidays” shall include: New Year’s, Memorial Day, Independence Day, Labor Day, Thanksgiving (Thursday and Friday), and Christmas.  In the event a holiday falls on a Saturday, such holiday is recognized on the prior Friday and if a holiday falls on a Sunday, it is recognized by the following Monday.

b.

Subscriber statements, where composition is to be performed by Customer’s ********** ***** ***** ******, shall be completed and mailed *** ******* ******* (***%) of the time within ***** (*) ******** **** following CSG’s receipt of each accurate and complete file consisting of pre-composed statements for printing and mailing (“Statement File”) from Customer’s ********** ***** ***** ******, measured on a ******* basis.  For the purposes of this Section, a ******** *** is ****** through ******** excluding national holidays.  For purposes of this subsection, the term “national holidays” shall include: New Year’s, Memorial Day, Independence Day, Labor Day, Thanksgiving (Thursday and Friday), and Christmas.  In the event a holiday falls on a Saturday, such holiday is recognized on the prior Friday and if a holiday falls on a Sunday, it is recognized by the following Monday.

IN WITNESS WHEREOF, CSG and Customer cause this Amendment to be duly executed below.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: Senior Vice President Procurement	Title: SVP, Secretary & General Counsel
Date: 4-18-2017	Date: 4/4/17